Summary Prospectus Supplement

December 9, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 9, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

China Equity Portfolio (the "Fund")

Morgan Stanley Investment Management Inc. (the "Adviser") will enter into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser") with respect to the Fund; accordingly, references in the Summary Prospectus to the Adviser, when used in connection with its activities as investment adviser, will include the Sub-Adviser acting under its supervision as of that date.

The Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Company ("MSIM Company").

The following is hereby added as the last row of the table in the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers":

Name	Title with Sub-Adviser	Date Began Managing Fund
Amay Hattangadi	Managing Director of MSIM Company	December 2020

Please retain this supplement for future reference.

  IFICESUMPROSPT 12/20